UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2013

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

350 Park Avenue, 20th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment No. 2 to Second Amended and Restated Employment Agreement, as amended, between MFA Financial, Inc. and Stewart Zimmerman

On May 13, 2013, MFA Financial, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to Second Amended and Restated Employment Agreement, dated as of June 7, 2010, as amended by Amendment No. 1 thereto, entered into as October 19, 2012 (as amended, the “ Employment Agreement”), between the Company and Stewart Zimmerman, the Company’s Chairman and Chief Executive Officer.

The Amendment modifies certain provisions relating to the “triggers” for payments to be made to Mr. Zimmerman upon a change in control of the Company.  Specifically, the Amendment amends Section 5.(d) of the Employment Agreement by eliminating the scenarios that would result in the payment to Mr. Zimmerman of various amounts in the event (i) his employment were to be terminated by the Company without cause in certain circumstances within the two-month period prior to a change in control or (ii) he were to resign for any reason (i.e., with or without good reason) within six (6) months following a change in control.  As a result of the Amendment, the amounts to be paid pursuant to Section 5.(d) of the Employment Agreement will be paid only in the event that Mr. Zimmerman’s employment is terminated by the Company other than for cause or he resigns for good reason, in either case, within twenty-four (24) months following a change in control.

A copy of the Amendment is attached hereto as Exhibit 10.1.  The above description of the principal terms of the Amendment is a summary only and is qualified in its entirety by reference to Exhibit 10.1 hereto, which is incorporated by reference into this Item 5.02.  Except as provided in the Amendment, all other terms and provisions of the Employment Agreement remain unchanged.  A copy of the Employment Agreement may be found as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on June 8, 2010, and a copy of Amendment No. 1 to the Employment Agreement may be found as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 22, 2012.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        Amendment No. 2, entered into as of May 13, 2013, to Second Amended and Restated Employment Agreement, dated as of June 7, 2010, as amended, between MFA Financial, Inc. and Stewart Zimmerman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

	By:	/s/ Harold E. Schwartz
Name: Harold E. Schwartz
Title: Senior Vice President and
General Counsel

Date: May 13, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2, entered into as of May 13, 2013, to Second Amended and Restated Employment Agreement, dated as of June 7, 2010, as amended, between MFA Financial, Inc. and Stewart Zimmerman